UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported):  August 15, 2006


                            AMERICAN CONSUMERS, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)


          Georgia                     0-5815                 58-1033765
          -------                     ------                 ----------
     (State or other               (Commission            (I.R.S. Employer
       jurisdiction                File Number)          Identification No.)
     of incorporation)


     55 Hannah Way, Rossville, Georgia                         30741
     ---------------------------------                         -----
  (Address of principal executive offices)                   (zip code)

Registrant's telephone number, including area code:  (706) 861-3347

                                       N/A
       -----------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.     ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On August 15, 2006, the Board of Directors of American Consumers, Inc. (the "Company"), acting upon the recommendations of the Compensation Committee of the Board, took the following actions with respect to the compensation of the Company's directors and executive officers:

Base Salaries for Fiscal 2007
-----------------------------

The Board of Directors set the base salaries for the Company's executive officers for the fiscal year ending in May 2007. Such action included establishment of the following base salaries for those executive officers who serve as directors of the Company (Mr. Richardson also qualifies as a "named executive officer" pursuant to Item 402(a)(3) of Securities and Exchange Commission Regulation S-K):

             NAME:                      TITLE:                ANNUAL BASE SALARY:
             ----                       -----                 ------------------
     Michael A. Richardson  Chairman of the Board, President       $88,400
                            and Chief Executive Officer

     Paul R. Cook           Executive Vice President,               66,976
                            Treasurer and Chief Financial
                            Officer

     Virgil E. Bishop       Vice President                          66,976

These base salaries remained unchanged from fiscal year 2006 levels.

Establishment of Cash Bonus Plan for Fiscal 2007
------------------------------------------------

The Board of Directors, acting upon the recommendations of the Compensation Committee, also established the Cash Bonus Plan applicable to the Company's executive officers with respect to Company performance during the fiscal year ending in May 2007. During fiscal 2007, the Company's executive officers will be eligible to receive a discretionary cash bonus equal to a fixed percentage of the Company's net income before taxes for such year. Such action included establishment of the following potential bonus percentages for those executive officers who serve as directors of the Company (including Mr. Richardson, who also qualifies as a named executive officer), which potential bonus percentages remained unchanged from fiscal year 2006 levels:

             NAME:                        TITLE:                      POTENTIAL BONUS AS A
             ----                         -----                  PERCENTAGE OF PRE-TAX INCOME:
                                                                 ----------------------------
     Michael A. Richardson  Chairman of the Board, President                   6%
                            and Chief Executive Officer

     Paul R. Cook           Executive Vice President, Treasurer                4%
                            and Chief Financial Officer

     Virgil E. Bishop       Vice President                                     3%

The amount of any bonus ultimately paid will be determined in the discretion of the Compensation Committee. No bonuses were paid for fiscal 2006 due to the Company's net loss for the year.

Director Compensation for Fiscal 2007
-------------------------------------

The Board of Directors, acting upon the recommendations of the Compensation Committee, also voted to maintain the fees paid to all directors for service on the Board during fiscal 2007 at the same level as in 2006 - $300.00 per month, plus reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors and any Board committee on which a director serves.
Directors who are members of the Audit Committee and the Compensation Committee of the Board of Directors do not receive any additional compensation for such committee service.


ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     Not  applicable

(b)  Pro Forma Financial Information

     Not  applicable

(c)  Exhibits

The following Exhibits are filed pursuant to Item 9 of this Report:

Exhibit No.  Description
-----------  -----------
    10.1     Narrative Summary of Board Action establishing Base Salaires for Fiscal
             2007.  Filed herewith.

    10.2 Narrative Summary of Board Action establishing Cash Bonus Plan for fiscal 2007. Filed herewith.

    10.3 Narrative Summary of Board Action establishing Director Compensation for fiscal 2007. Filed herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  August 31, 2006                  AMERICAN CONSUMERS, INC.


                                        By:  /s/ Michael A. Richardson
                                           --------------------------------
                                           Michael A. Richardson
                                           Chief Executive Officer

                                        By:  /s/ Paul R. Cook
                                           --------------------------------
                                           Paul R. Cook
                                           Chief Financial Officer